                                                                    Exhibit 99.2

This Statement on Form 3 is filed by (i) AIF VI; (ii) Overseas 892; (iii)
Overseas VI; (iv) Overseas Delaware; (v) Overseas Germany; (vi) Apollo Advisors
VI, L.P., a Delaware limited partnership ("Advisors VI"); (vii) Apollo Capital
Management VI, LLC, a Delaware limited liability company ("ACM VI"); (viii)
Apollo Principal Holdings I, L.P., a Delaware limited partnership ("Principal
I"); (ix) Apollo Principal Holdings I GP, LLC, a Delaware limited liability company ("Holdings I"); (x) Apollo Management VI, L.P., a Delaware limited partnership ("Management VI"); (xi) AIF VI Management, LLC, a Delaware limited liability company ("AIF VI Management"); (xii) Apollo Management, L.P., a
Delaware limited partnership ("Apollo Management"); (xiii) Apollo Management GP,
LLC, a Delaware limited partnership ("Management GP"); (xiv) Co-Invest VI; (xv)
AAA MIP Limited, a Guernsey company ("AAA MIP"); (xvi) Apollo Alternative
Assets, L.P., a Cayman Islands exempted limited partnership ("Alternative
Assets"); (xvii) Apollo International Management, L.P., a Delaware limited partnership ("Intl Management"); (xviii) Apollo International Management GP,
LLC, a Delaware limited liability company ("International GP"); (xix) Apollo
Management Holdings, L.P., a Delaware limited partnership ("Management
Holdings")' and (xx) Apollo Management Holdings GP, LLC, a Delaware limited liability company ("Management Holdings GP") (each a "Filing Person," and collectively, the "Filing Persons").

The principal address of each of the Filing Persons other than Co-Invest VI and
AAA MIP is One Manhattanville Road, Suite 201, Purchase, New York 10577. The
principal address of each of Co-Invest VI and AAA MIP is Trafalgar Court, Les
Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.

Name of Designated Filer:  Apollo Management Holdings, L.P.
Date of Event Requiring Statement:  October 25, 2009
Issuer Name and Ticker or Trading Symbol:  Huntsman Corporation (HUN)

                         APOLLO INVESTMENT FUND VI, L.P.

                         By: Apollo Advisors VI, L.P.,
                             its general partner

                             By: Apollo Capital Management VI, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO OVERSEAS PARTNERS VI, L.P.

                         By: Apollo Advisors VI, L.P.,
                             its managing general partner

                             By: Apollo Capital Management VI, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO OVERSEAS PARTNERS (DELAWARE)VI, L.P.

                         By: Apollo Advisors VI, L.P.,
                             its general partner

                             By: Apollo Capital Management VI, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO OVERSEAS PARTNERS(DELAWARE 892) VI, L.P.

                         By: Apollo Advisors VI, L.P.,
                             its general partner

                             By: Apollo Capital Management VI, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

                         By: Apollo Advisors VI, L.P.,
                             its managing general partner

                             By: Apollo Capital Management VI, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO ADVISORS VI, L.P.

                         By: Apollo Capital Management VI, LLC,
                             its general partner

                             By:/s/ Laurie D. Medley
                                 -----------------------------------------------
                                 Name: Laurie D. Medley
                                 Title: Vice President

                         APOLLO CAPITAL MANAGEMENT VI, LLC

                         By:/s/ Laurie D. Medley
                             ---------------------------------------------------
                             Name: Laurie D. Medley
                             Title: Vice President

                         APOLLO PRINCIPAL HOLDINGS I, L.P.

                         By: Apollo Principal Holdings I GP, LLC,
                             its general partner

                             By:/s/ John J. Suydam
                                 -----------------------------------------------
                                 Name: John J. Suydam
                                 Title: Vice President

                         APOLLO PRINCIPAL HOLDINGS I GP, LLC

                         By:/s/ John J. Suydam
                             ---------------------------------------------------
                             Name: John J. Suydam
                             Title: Vice President

                         APOLLO MANAGEMENT VI, L.P.

                         By: AIF VI Management, LLC
                             Its General Partner

                             By:/s/ Laurie D. Medley
                                 -----------------------------------------------
                                 Name: Laurie D. Medley
                                 Title: Vice President

                         AIF VI MANAGEMENT, LLC

                         By:/s/ Laurie D. Medley
                             ---------------------------------------------------
                             Name: Laurie D. Medley
                             Title: Vice President

                         APOLLO MANAGEMENT, L.P.

                         By:   Apollo Management GP, LLC
                               Its General Partner

                               By:/s/ Laurie D. Medley
                                   ---------------------------------------------
                                   Name: Laurie D. Medley
                                   Title: Vice President

                         APOLLO MANAGEMENT GP, LLC

                         By:/s/ Laurie D. Medley
                             ---------------------------------------------------
                             Name: Laurie D. Medley
                             Title: Vice President

                         AAA GUARANTOR - CO-INVEST VI, L.P.

                         By: AAA MIP Limited,
                             its general partner

                             By: Apollo Alternative Assets, L.P.,
                                 its investment manager

                                 By: Apollo International Management, L.P.,
                                     its managing general partner

                                     By: Apollo International Management
                                         GP, LLC, its general partner

                                         By:/s/ Laurie D. Medley
                                             -----------------------------------
                                             Name: Laurie D. Medley
                                             Title: Vice President

                         AAA MIP LIMITED

                         By: Apollo Alternative Assets, L.P.,
                             its investment manager

                             By: Apollo International Management, L.P.,
                                 its managing general partner

                                 By: Apollo International Management
                                     GP, LLC, its general partner

                                     By:/s/ Laurie D. Medley
                                         ---------------------------------------
                                         Name: Laurie D. Medley
                                         Title: Vice President

                         APOLLO ALTERNATIVE ASSETS, L.P.

                         By: Apollo International Management, L.P.,
                             its managing general partner

                             By: Apollo International Management GP, LLC,
                                 its general partner

                                 By:/s/ Laurie D. Medley
                                     -------------------------------------------
                                     Name: Laurie D. Medley
                                     Title: Vice President

                         APOLLO INTERNATIONAL MANAGEMENT, L.P.

                         By: Apollo International Management GP, LLC
                             its general partner

                             By:/s/ Laurie D. Medley
                                 -----------------------------------------------
                                 Name: Laurie D. Medley
                                 Title: Vice President

                         APOLLO INTERNATIONAL MANAGEMENT GP, LLC

                         By:/s/ Laurie D. Medley
                             ---------------------------------------------------
                             Name: Laurie D. Medley
                             Title: Vice President

                         APOLLO MANAGEMENT HOLDINGS, L.P.

                         By: Apollo Management Holdings GP, LLC
                             its general partner

                             By:/s/ John J. Suydam
                                 -----------------------------------------------
                                 Name: John J. Suydam
                                 Title: Vice President

                         APOLLO MANAGEMENT HOLDINGS GP, LLC

                         By:/s/ John J. Suydam
                             ---------------------------------------------------
                             Name: John J. Suydam
                             Title: Vice President